UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

CBL & ASSOCIATES PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee		37421-6000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 855-0001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective February 11, 2026, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) took the following actions with respect to the compensation of those individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K (such individuals, collectively, the “Named Executive Officers” or “NEOs”): (i) approved a further amendment and restatement of the Company’s Executive Employment Agreements with each of its Named Executive Officers; (ii) approved the 2026 Annual Incentive Compensation Plan (the “2026 AIP”) that will be applicable to determine annual bonus compensation for performance during the Company’s fiscal year 2026 for the Named Executive Officers; (iii) approved the 2026 Long Term Incentive Compensation Program (“LTIP”) applicable to the Named Executive Officers and (iv) in connection with its certification of the Company’s achievement of the outcome of performance goals (and the related Common Stock earned) pursuant to performance stock units issued in February 2023, approved the form of Stock Restriction Agreement to be utilized for the additional one-year vesting period applicable to those awards, all as further described below.

Approval of Amendments to Executive Employment Agreements

Following an Employment Agreement and Retirement Policy Review conducted by the Company’s independent compensation consulting firm Ferguson Partners Consulting, L.P. (“Ferguson”), the Compensation Committee approved a further amendment and restatement of the Executive Employment Agreements with each of its current NEOs – Stephen D. Lebovitz (Chief Executive Officer), Benjamin W. Jaenicke (Executive Vice President – Chief Financial Officer), Michael I. Lebovitz (President), Katie A. Reinsmidt (Executive Vice President – Chief Operating Officer) and Jeffery V. Curry (Chief Legal Officer and Secretary). Each of these agreements was most recently amended and restated in November 2023 as summarized in the Company’s 2025 proxy statement. The purpose of these February 2026 amendments is to update the terms of each agreement as follows: (i) to update the term of each agreement and add provisions governing the term of each agreement following any Change of Control (as described below); (ii) to reset the current base salaries in the agreements to the current 2026 base salary for each NEO as determined by the Compensation Committee; (iii) to replace previously prescribed dollar amounts used to calculate certain potential future severance payments provided for in the agreements, as well as the previous description of annual bonus opportunities, with direct references to target bonus amounts for each NEO determined by the Compensation Committee pursuant to the Company’s Annual Incentive Plan for the NEOs (as described below); and (iv) to provide for uniform continuation of health insurance benefits for 24 months following termination, subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs. Following these updates, the terms of the Executive Employment Agreements with the Company’s NEOs may be summarized as follows:

Term:

Initial term runs from August 18, 2020 (or, in the case of Mr. Jaenicke, from September 1, 2022) through (i) April 1, 2027 (for NEOs other than Mr. Jaenicke and Ms. Reinsmidt) or (ii) April 1, 2029 (for Mr. Jaenicke and Ms. Reinsmidt), in each case with automatic renewals for successive 1-year terms if not terminated by either party on 120 days’ advance written notice (including any such renewals, the “Term”).

Term Following a Change of Control:

Following any Change of Control (as defined in the Company’s 2021 Equity Incentive Plan), the term of each Employment Agreement shall be extended for an additional two (2) years beyond the date of the Change of Control (for NEOs other than Mr. Jaenicke and Ms. Reinsmidt) or for until the later to occur of their initial termination date or 2 years beyond the date of the Change of Control (for Mr. Jaenicke and Ms. Reinsmidt), unless terminated by either party on 120 days’ advance written notice prior to the end of such extended term. Thereafter, as stated above the Term will include additional automatic renewals for successive 1-year terms if not terminated by either party on 120 days’ advance written notice.

Base Salary:

Annual base salaries are reset to the base salary in effect for each NEO as of January 1, 2026 ($719,442 for Stephen D. Lebovitz; $404,000 for Mr. Jaenicke; $428,691 for Michael I. Lebovitz; $353,500 for Ms. Reinsmidt; and $406,443 for Mr. Curry) – in each case with future increases or decreases determined by discretionary Compensation Committee or Board action (provided that each NEO’s base salary shall not be decreased by more than 5% during the Term).

Annual Bonus:

Executives to be provided with annual bonus opportunities, structured as determined by the Compensation Committee pursuant to the Company’s Annual Incentive Plan for its NEOs (or any similar future program).

Other Incentives:

Participation and amounts applicable to future equity incentives under the 2021 Equity Incentive Plan to be as determined by the Company’s Compensation Committee, which currently consists of the LTIP program as described in this report.

Insurance/Benefits:

Continuation of health insurance benefits for 24 months following termination, subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs as described in the Company’s annual proxy statements, subject to the executive not having been terminated for Cause (which term continues to have the meaning described in the summary of the Executive Employment Agreements in the Company’s 2025 proxy statement).

Severance:

If employment is terminated either (A) by the Company without Cause or (B) by the executive for Good Reason (which term also continue to have the respective meanings described in the summary of the Executive Employment Agreements in the Company’s 2025 proxy statement) following a Change in Control (as defined in the 2021 Equity Incentive Plan), severance is twice (2x) the sum of (i) the NEO’s then-current annual base salary plus (ii) the NEO’s specified Target Cash Bonus Award as set forth in the Company’s Annual Incentive Plan in effect for the fiscal year in which the NEO’s date of termination occurs.

Death/Disability:

If employment is terminated due to death or disability (other than for the CEO), severance is twice (2x) then-current annual base salary. In the case of CEO Stephen D. Lebovitz, such severance would equal 1x then-current annual base salary plus the CEO’s specified Target Cash Bonus Award as set forth in the Company’s Annual Incentive Plan in effect for the fiscal year in such termination occurs.

Non-Solicitation/ Non-Compete:	Non-Competition Period is six months following termination, while Non-Solicitation Period is one year following termination.

The foregoing summary description of (i) the Third Amended and Restated Executive Employment Agreements for all NEOs other than the Executive Vice President – Chief Financial Officer and (ii) the Second Amended and Restated Employment Agreement for the Executive Vice President – Chief Financial Officer are not complete, and are qualified in their entirety by reference to the full text of the form of such agreements which is filed as an exhibit to this report.

Approval of 2026 Annual Incentive Compensation Plan

The 2026 AIP, similar to the Annual Incentive Compensation Plans adopted for prior years beginning with fiscal year 2015, is designed to reward the Named Executive Officers for the achievement of annual Corporate Goals and Individual Performance Goals, as assessed by the Compensation Committee. For the Chief Executive Officer (“CEO”), 70% of the total 2026 AIP opportunity will be based on the Corporate Goals, which are generally quantitative, and the remaining 30% will be based on qualitative Individual Performance Goals. For the other Named Executive Officers, 60% of the total award will be based on Corporate Goals and the remaining 40% will be based on Individual Performance Goals.

The Corporate Goals portion of the 2026 AIP awards will be allocated between the two categories of performance measures described below, with (A) the Financial Goals weighted 42% for the CEO and 36% for the other Named Executive Officers and (B) the Operational Goals weighted 28% for the CEO and 24% for the other Named Executive Officers:

(1) Financial Goals, including goals related to (i) Funds From Operations (“FFO”), as adjusted, as reported in the Company’s periodic reports (Forms 10‑K and 10‑Q) filed with the SEC (the “Periodic Reports”), (ii) Net Operating Income (“NOI”), as reported in the Periodic Reports and (iii) addressing property level mortgage maturities; and

(2) Operational Goals, including goals related to (i) square footage of new and renewal leases signed and (ii) achievement of targets related to new development and redevelopment project openings, as well as anchor transactions at the Company’s properties.

The target cash bonus award levels were set by the Compensation Committee under the 2026 AIP for each of the Company’s Named Executive Officers as specified below:

Named Executive Officer	Total 2026 Target Cash Bonus Award	Quantitative/ Corporate Goals Allocation	Qualitative/ Individual Goals Allocation
Stephen D. Lebovitz, Chief Executive Officer	$1,517,578	70%	30%
Benjamin W. Jaenicke, Executive Vice President – Chief Financial Officer and Treasurer	$654,199	60%	40%
Michael I. Lebovitz, President	$500,018	60%	40%
Katie A. Reinsmidt, Executive Vice President and Chief Operating Officer	$483,742	60%	40%
Jeffery V. Curry, Chief Legal Officer and Secretary	$359,797	60%	40%

Based on consideration by the Compensation Committee and management of recommendations from the Company’s independent compensation consultant, Ferguson Partners Consulting, L.P., the Compensation Committee determined that these target cash bonus award levels for the 2026 AIP would reflect a 3% increase from the target bonus levels set under the Company’s 2025 Annual Incentive Plan (the “2025 AIP”).

Achievement of target performance for a performance measure under the 2026 AIP will result in 100% payout of the portion of the award based on that performance measure. Performance that meets threshold requirements will result in 50% (of target) payout of the portion of the award based on that performance measure and achievement of the stretch performance for a performance measure will result in 150% (of target) payout. Performance achieved between threshold and stretch level for either metric will result in a prorated bonus payout. There will be no payout for the portion of any award that is based on a performance measure for which less than the threshold level of performance is achieved. The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events, such as acquisitions, dispositions, joint ventures, equity or debt issuances and other capital markets activities, mark-to-market adjustments and certain one-time extraordinary charges for purposes of determining the portion of any Corporate Goals AIP Bonus Award payment based on these metrics.

The Individual Performance Goals established by the Compensation Committee for each Named Executive Officer under the qualitative portion of the 2026 AIP are outlined below:

Named Executive Officer	2026 Individual Performance Goals
Stephen D. Lebovitz

(1) Refining, enhancing and executing the Company’s Business Plan.

(2) Progress Executive Team capabilities and responsibilities.

(3) Coordinate closely with the Board Chairman and regularly communicate with other members of the Board.

(4) Maintaining and enhancing key retailer, financial and other important relationships.

Benjamin W. Jaenicke

(1) Refining, enhancing and executing the Company’s Business Plan.

(2) Managing future debt maturities, both secured loans and the term loan. Managing the Company’s lending relationships as well as overseeing the Company’s disposition program.

(3) Effectively leading the financial services team and managing the accounting function including the relationship with outside auditors. Regular involvement with other internal departments including leasing, management, development and financial operations.

(4) Maintaining and improving key financial stakeholder and joint venture partner relationships. Ongoing involvement with investors and shareholders.

(5) Effectively overseeing cash management, insurance, real estate taxes and other key responsibilities of the CFO.

Named Executive Officer	2026 Individual Performance Goals
Michael I. Lebovitz

(1) Refining, enhancing and executing the Company’s Business Plan.

(2) Supervising redevelopment projects with a focus on managing capital investment as well as achieving approved pro forma returns and scheduled openings.

(3) Managing and enhancing anchor/department store and joint venture partner relationships.

(4) Effectively overseeing the Company’s Technology Solutions (IT) and People & Culture (HR) functions including the implementation of technology and organizational initiatives.

(5) Ongoing involvement with the leasing, marketing and management divisions of the Company.

Katie A. Reinsmidt

(1) Refining, enhancing and executing the Company’s Business Plan.

(2) Successfully managing the Company’s operations as COO, including enhanced leadership of leasing, management and operations. Ongoing focus on developing external relationships and interactions to support effectiveness as the Company’s COO.

(3) Leading the Company’s acquisition program. Ongoing involvement in capital markets programs as well as coordinate development of certain required disclosures and public filings.

(4) Effectively managing and overseeing the Company’s corporate responsibility, corporate communications and investor relations programs.

(5) Continuing lead for Board material preparation and Board support.

Jeffery V. Curry

(1) Refining, enhancing and executing the Company’s Business Plan.

(2) Overseeing and pursuing favorable resolution of disputes/litigation as well as the legal department’s role in overall risk management for the Company.

(3) Effectively managing and overseeing the legal department and manage spend on outside counsel.

(4) Continued involvement in Board material preparation and Board support as necessary. Preparation and maintenance of corporate records including Board and committee meetings, resolutions and corporate actions, policies, organizational documents (charter, bylaws and certificates) and Company legal entity structure.

(5) Maintaining and enhancing relationships with key business/legal representatives of CBL’s major vendors, joint venture partners and other key business relationships.

Based on management’s recommendations developed in consultation with and approved by the Compensation Committee, one-fourth of the potential 2026 AIP cash bonus awards for achievement of these qualitative Individual Performance Goals (7.5% out of the 30% allocated to Individual Performance Goals for the CEO and 10% of the 40% allocated to Individual Performance Goals for the other Named Executive Officers) will be determined based on the Compensation Committee’s evaluation of their performance in relation to the first (Business Plan) goal listed above for each officer, with the remainder of such payments based on the Compensation Committee’s evaluation of each officer’s performance with respect to their other Individual Performance Goals.

Apart from the changes and updates for 2026 as described above, the additional terms of the 2026 AIP are substantially similar to those of the 2025 AIP for the Company’s Named Executive Officers, as described in the proxy statement for the Company’s 2025 Annual Meeting of Stockholders previously filed with the SEC. The 2026 AIP is an unfunded arrangement and any compensation payable thereunder may be evaluated, modified or revoked at any time in the sole discretion of the Compensation Committee, which is responsible for administering the plan.

The foregoing summary description of the 2026 AIP is not complete and is qualified in its entirety by reference to the full text of the 2026 AIP, which is filed as an exhibit to this report.

Approval of 2026 Long Term Incentive Compensation Program

Effective February 11, 2026, the Compensation Committee also approved the 2026 LTIP for the Named Executive Officers, consisting of the following elements:

•
Performance Stock Unit Awards – 60% of the value of the Long Term Incentive Award for each Named Executive Officer other than the CEO (70% for the CEO) consists of a performance stock unit (“PSU”) award authorized by the Compensation Committee under the Company’s 2021 Equity Incentive Plan (“EIP”). The number of shares of the Company’s Common Stock that each Named Executive Officer may receive upon the conclusion of the 3-year performance period applicable to each such award will be determined by two measures: (i) a portion (30%) of the number of shares issued will be determined based on the Company’s achievement of specified levels of long-term relative Total Stockholder Return (“TSR”) performance (stock price appreciation plus aggregate dividends) versus the Retail Sector Component (excluding companies comprising the Free-Standing Subsector) of the FTSE NAREIT All Equity REIT Index (the “Designated Index”), provided that at least a “Threshold” level must be attained for any shares to be received, and (ii) a portion (70%) of such number of shares issued will be determined based on the Company’s absolute TSR performance over such period, provided again that at least a “Threshold” level must be attained for any shares to be received, as described below.
•
Annual Restricted Stock Awards – 40% of the value of each Named Executive Officer’s Long Term Incentive Awards (30% for the CEO) consists of a grant of shares of time-vesting restricted stock awarded under the EIP, having the terms and conditions described below.

Named Executive Officer Grants under 2026 LTIP

The following table illustrates the Long Term Incentives approved by the Compensation Committee on February 11, 2026, for the Company’s 2026 year and the 2026 – 2028 performance cycle with respect to the PSUs:

Plan Participants – Named Executive Officers	Target Value of Long Term Incentive Award	Target Value of PSU Award (1)	Target Number of Performance Stock Units (2)	Value of Annual Restricted Stock Award (1)	Number of Shares of Annual Restricted Stock Awarded (3)
Stephen D. Lebovitz, Chief Executive Officer	$1,556,500	$1,089,550	30,227	$466,950	12,955
Ben Jaenicke, Executive Vice President, Chief Financial Officer and Treasurer	$1,288,000	$772,800	21,440	$515,200	14,293
Michael I. Lebovitz, President	$673,500	$404,100	11,211	$269,400	7,474
Katie Reinsmidt, Executive Vice President and Chief Operating Officer	$673,500	$404,100	11,211	$269,400	7,474
Jeffery V. Curry, Chief Legal Officer	$673,500	$404,100	11,211	$269,400	7,474
(1)
The Long Term Incentive Awards are divided into two parts: 60% (70% in the case of the CEO) for the PSUs and 40% (30% in the case of the CEO) for Annual Restricted Stock Awards.
(2)
The number of PSUs granted was determined by dividing the target value of each such PSU award by $36.045, the average of the high and low prices reported for the Company’s Common Stock on the New York Stock Exchange (“NYSE”) on the date that the Compensation Committee set the target value for the Long Term Incentive Award (February 11, 2026), with any fractional amounts rounded up or down (as applicable) to the nearest whole share.
(3)
The number of shares of Restricted Common Stock per each Annual Restricted Stock Award likewise was determined by dividing the value of each such Annual Restricted Stock Award by $36.045, determined as stated above.

Performance Stock Unit Awards Component of the 2026 LTIP

Structure of Designated Index Measure Component of PSU Awards

As noted above, 30% of the number of shares issuable to a Named Executive Officer upon conclusion of the 3-year performance period will depend on the Company’s achievement of at least a “Threshold” level of TSR performance as compared to the TSR for the Designated Index over the same time period. The level of achievement will be determined based on how the Company’s TSR ranks among the constituents that comprise the Designated Index.

The “Threshold,” “Target,” and “Maximum” benchmarks established for the TSR achieved by the Company over the relevant 3-year performance period in comparison to the Designated Index, the resulting impact on the number of shares of Restricted Common Stock earned by each Named Executive Officer for the 30% of the award based on the Designated Index Measure upon the maturity of PSUs at the conclusion of the 3-year performance period, and the additional service-based vesting schedule applicable to any shares earned is summarized in the following table:

Performance Benchmark Achieved	Number of Shares Awarded at Payout of Performance Stock Units	Vesting Schedule
Below “Threshold” Level	No performance stock earned

The number of shares of Restricted Common Stock earned by (and then issued to) a Named Executive Officer for each rolling 3-year performance cycle is equal to the multiple indicated in the preceding column of the number of PSUs issued to each Named Executive Officer at the beginning of the 3-year performance period.

Such shares, when issued at the conclusion of the 3-year performance cycle, will then vest in full on the first anniversary date following the date of issuance of such shares.

“Threshold” No less than 30th Percentile of the Designated Index TSR	Shares issued equal to 0.5 x 30% of the Performance Stock Units issued for Such 3-year Cycle, with excess over Threshold Benchmark pro-rated between Threshold and Target levels
“Target” No less than 50th Percentile of the Designated Index TSR	Shares issued equal to 1.0 x 30% of the Performance Stock Units issued for Such 3-year Cycle, with excess over Target Benchmark pro-rated between Target and Maximum levels
“Maximum” At least 75th Percentile of the Designated Index TSR	Shares issued equal to 2.0 x 30% of the Performance Stock Units Issued for Such 3-year Cycle

If the calculated comparison is between Threshold and Maximum for any performance period, then the number of Performance Stock Units earned will be prorated as indicated in the preceding table.

Structure of Company Absolute Return Measure Component of PSU Awards

As noted above, 70% of the number of shares issuable to a Named Executive Officer upon conclusion of the 3-year performance period will depend on the Company’s achievement of at least a “Threshold” level of absolute TSR for holders of the Company’s Common Stock over the same time period.

The “Threshold,” “Target,” and “Maximum” benchmarks established for the absolute TSR achieved by the Company over the relevant 3-year performance period, the resulting impact on the number of shares of Restricted Common Stock earned by each Named Executive Officer for the 70% of the award based on the Company Absolute Return Measure upon the maturity of PSUs at the conclusion of the 3-year performance period, and the additional service-based vesting schedule applicable to any shares earned is summarized in the following table:

Performance Benchmark Achieved	Number of Shares Awarded at Payout of Performance Stock Units	Vesting Schedule
Below “Threshold” Level Annualized Company TSR of less than 5.5%	No performance stock earned

The number of shares of Restricted Common Stock earned by (and then issued to) a Named Executive Officer for each rolling 3‑year performance cycle is equal to the multiple indicated in the preceding column of the number of Performance Stock Units issued to each Named Executive Officer at the beginning of the 3‑year performance period.

Such shares, when issued at the conclusion of the 3-year performance cycle, will then vest in full on the first anniversary date following the date of issuance of such shares.

“Threshold” Annualized Company TSR of 5.5%	Shares issued equal to 0.5 x 70% of the Performance Stock Units issued for Such 3-year Cycle, with excess over Threshold Benchmark pro-rated between Threshold and Target levels
“Target” Annualized Company TSR of 10%	Shares issued equal to 1.0 x 70% of the Performance Stock Units issued for Such 3-year Cycle, with excess over Target Benchmark pro- rated between Target and Maximum levels
“Maximum” Annualized Company TSR of 18% or greater	Shares issued equal to 2.0 x 70% of the Performance Stock Units Issued for Such 3-year Cycle

If the calculated basis point comparison is between benchmarks as noted above for the 3-year performance period, then the number of PSUs earned will be prorated as indicated in the preceding table.

As reflected above, once issued, the shares of Restricted Common Stock issued in connection with performance under either the Designated Index Measure or the Company Absolute Return Measure components of the PSUs will then vest one (1) year after the date of issuance. Upon vesting, the shares will not be subject to forfeiture.

Based on consideration by the Compensation Committee and management of recommendations from the Company’s independent compensation consultant, Ferguson Partners Consulting, L.P., concerning current market standards for the vesting of restricted stock awards in the event of retirement, the Company’s award agreements for both Performance Stock Units and Annual Restricted Stock Awards were modified, beginning with the 2025 LTIP, to provide the Compensation Committee with discretion to allow a portion of the shares earned to vest on a pro-rata basis in the event of an officer’s voluntary retirement, which discretion was extended with the 2026 LTIP awards to allow the Compensation Committee full discretion to vest all or any portion of such awards in connection with a recipient’s retirement. Additional terms and conditions of the PSU component of the LTIP Awards to the Named Executive Officers, including the update made for the 2026 LTIP described in the preceding sentence, may be summarized as follows:

•
Shares subject to PSU Awards will not be issued until the maturity of each such award at the end of a 3-year performance period and, accordingly, will not have any voting rights and will not receive any dividends unless earned. As soon as administratively practicable following the date on which the Company’s Compensation Committee certifies that a PSU award is earned for the applicable performance period, the Company will issue to the participant one share of the Company’s common stock for each earned PSU. Settlement is subject to applicable tax withholding.
•
As cash or stock dividends are paid on the shares of the Company’s common stock underlying the PSUs, those dividends will increase the number of a participant’s outstanding PSUs. In the case of cash dividends, the number of additional PSUs will be determined based on the number of shares of Company common stock that could be purchased with such cash dividends based on the closing price of Company common stock on the applicable record date. Dividend equivalents will be paid out in additional shares of Common Stock at the time the PSUs are earned. Dividend equivalents related to PSUs that are not earned will be forfeited.
•
If a participating officer’s employment is terminated prior to the end of any performance period due to (A) death or disability (as defined in the PSU award agreements) or (B) due to a termination by the Company without “Cause” (as defined in the PSU award agreements), then the PSU award will be accelerated such that the officer will be entitled to receive a pro rata portion of any PSUs earned for that Performance Period (determined by dividing the number of days from January 1 of the applicable year within the 3-year performance period through the date of such termination by 365), and the Company shall issue to the officer (or his or her beneficiary) a number of fully vested shares of common stock equal to such number of PSUs earned by the officer within 60 days of such termination. In the discretion of the Compensation Committee, a participating officer who voluntarily retires prior to the end of any performance period may similarly be entitled to receive a pro rata portion of any PSUs earned for that Performance Period, determined as described in the preceding sentence (any such event being referred to as a “Company-Approved Retirement” under the 2026 LTIP). In either case, any remaining PSUs for such performance period, and any subsequent performance period, will be forfeited.
•
If a participating officer’s employment is terminated other than for “Cause” (as defined in the PSU award agreements) within 24 months following a Change in Control (as defined in the PSU award agreements) and prior to the end of the 3-year performance period, then the PSU award will be accelerated such that the officer will be entitled to receive a pro rata portion of any PSUs earned through the date of such termination (determined by dividing the number of days from January 1 of the applicable year within the 3-year performance period through the date of such termination by 365), and the Company shall issue to the officer (or his or her beneficiary) a number of fully vested shares of common stock equal to such number of PSUs earned by the officer within 60 days of such termination. Any remaining PSUs for such performance period, and any subsequent performance period, will be forfeited.
•
If the grantee’s employment terminates during the additional one-year vesting period for shares of Restricted Common Stock issued at the conclusion of the 3-year PSU performance period for any reason other than (i) a grantee’s voluntary retirement where the Compensation Committee exercises its discretion to deem such termination a Company-Approved Retirement for which vesting will be allowed (in the same manner as described below for discretionary vesting of Annual Restricted Stock Awards); (ii) termination by the Company without “cause” (as defined in the award), (iii) death or disability (as defined in the award) or (iv) termination by the Company upon a Change in Control (as defined in the EIP), the award agreements provide that any non-vested portion of the restricted stock award will be immediately forfeited by the grantee.

The foregoing description of the PSU awards is qualified in its entirety by reference to the full text of the Company’s EIP, the 2026 LTIP and the Form of Performance Stock Unit Award Agreement for such awards, each of which is filed or incorporated by reference as an exhibit to this report.

Annual Restricted Stock Awards Component of the 2026 LTIP

As referenced above, each LTIP Award includes a target value amount (40% for Named Executive Officers other than the CEO and 30% in the case of the CEO) that a grantee will receive in the form of an Annual Restricted Stock Award. The terms and conditions of the Annual Restricted Stock Awards to the Named Executive Officers, including the update made for the 2026 LTIP to provide the Compensation Committee with vesting discretion in the event of an officer’s retirement as described above, may be summarized as follows:

•
The shares vest over a three (3) year period, with restrictions expiring on one third of the shares subject to each award annually beginning on the first anniversary of the date of grant.
•
The grantee generally has all of the rights of a stockholder during the vesting/restricted period, including the right to receive dividends on the same basis and at the same rate as all other outstanding shares of common stock and the right to vote such shares on any matter on which holders of the Company’s common stock are entitled to vote.
•
The shares generally are not transferable during the restricted period, except for any transfers which may be required by law (such as pursuant to a domestic relations order).
•
If the grantee’s employment terminates during the restricted period for any reason other than (i) a grantee’s voluntary retirement in connection with a discretionary vesting approved by the Compensation Committee; (ii) termination by the Company without “cause” (as defined in the award), (iii) death or disability (as defined in the award) or (iv) termination by the Company upon a Change in Control (as defined in the EIP), the award agreements provide that any non-vested portion of the restricted stock award will be immediately forfeited by the grantee.
•
If the grantee’s employment is terminated due to voluntary retirement during the restricted period, and the Compensation Committee exercises its discretion to deem such termination a Company-Approved Retirement for which vesting will be allowed, then all or a portion of the restricted stock award that is not vested on the date of such retirement (as determined by the Compensation Committee in the exercise of its discretion) shall vest, and the remaining balance of non-vested shares (if any) shall be forfeited by the grantee. Any portion of a restricted stock award that is not vested on the date of any voluntary retirement by a grantee this is not determined by the Compensation Committee to be a Company-Approved Retirement will likewise be forfeited and returned to the Company.
•
If employment terminates during the restricted period (i) due to a termination by the Company without “cause” (as defined in the award), (ii) due to death or disability (as defined in the award) or (iii) due to termination by the Company within 24 months following a Change in Control (as defined in the EIP), the award agreements provide that any portion of the restricted stock award that is not vested as of such date shall immediately become fully vested in the grantee or his or her estate, as applicable.

The foregoing description of such restricted stock awards is qualified in its entirety by reference to the full text of the EIP, the 2026 LTIP and the form of award agreement, each of which is filed or incorporated by reference as an exhibit to this report.

Approval of Stock Restriction Agreement for Shares Earned Under 2023 PSU Awards

Also effective February 11, 2026, in connection with certification of the outcome of the 3-year performance period associated with the PSUs awarded by the Compensation Committee in February 2023 pursuant to the 2023 LTIP (as detailed in the Compensation Discussion and Analysis section of the Company’s proxy statement for its 2022 Annual Meeting of Shareholders (the “2023 CD&A”), the Compensation Committee approved the form of Stock Restriction Agreement to be utilized for an additional one-year vesting period applicable to those awards.

As also previously described in the 2023 CD&A, shares of Common Stock earned pursuant to the outcome of the 2023 PSU performance criteria (i) will vest one (1) year after their date of issuance and (ii) are subject to a further requirement that each NEO receiving such shares must retain ownership of at least a number of shares representing the after-tax value of the shares so earned for a period of two (2) years following such vesting date, except in the event of the termination of such NEO’s employment with the Company. Consistent with its current treatment of other awards of restricted Common Stock, the Compensation Committee approved a form of Stock Restriction Agreement governing the additional one-year vesting period for shares of Common Stock earned pursuant to the outcome of the 2023 PSU performance criteria that provides for the vesting or forfeiture of such shares in the event of a NEO’s voluntary retirement, termination by the Company without “cause” (as defined in the award), death or disability (as defined in the award) or termination by the Company upon a Change in Control (as defined in the EIP) in the same manner as the Stock Restriction Agreements governing Annual Restricted Stock Awards under the 2026 LTIP.

The foregoing description of the terms of the Stock Restriction Agreements applicable to shares of Common Stock earned by the NEOs pursuant to the outcome of the 2023 PSU performance criteria is qualified in its entirety by reference to the full text of the EIP, the 2023 LTIP and the form of such agreements, each of which is filed or incorporated by reference as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Form of Third Amended and Restated Employment Agreement entered into February 11, 2026 with certain Company executives [titled Second Amended and Restated Employment Agreement for the Executive Vice President – Chief Financial Officer].

10.2	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2026).
10.3	CBL & Associates Properties, Inc. 2021 Equity Incentive Plan. Incorporated by reference from the Company’s Current Report on Form 8-K filed on November 16, 2021.
10.4	2023 Long Term Incentive Plan under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan. Incorporated by reference from the Company’s Current Report on Form 8-K filed on February 22, 2023.
10.5	2026 Long Term Incentive Plan under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
10.6	Form of 2026 LTIP Performance Stock Unit Award Agreement under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
10.7	Form of 2026 LTIP Stock Restriction Agreement under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
10.8	Form of Stock Restriction Agreement for Common Stock Issued pursuant to 2023 LTIP Performance Based Equity Awards under CBL & Associates Properties, Inc. 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date:	February 17, 2026	By:	/s/ Benjamin W. Jaenicke
Benjamin W. Jaenicke Executive Vice President - Chief Financial Officer and Treasurer